Exhibit 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

SUBSCRIPTION AGREEMENT

to purchase the Common Shares of Douglas Lake Minerals Inc.

December 7, 2004

TO:	Douglas Lake Minerals Inc., a Nevada corporation (hereafter "Douglas Lake")
FROM:	_________________________________________________________ (Name of Purchaser)
RE:	Subscription and Purchase of ________________ Shares of Douglas Lake pursuant to the Douglas Lake Offering Memorandum dated December 7, 2004

1. Definitions

In this Subscription Agreement, including any schedules forming a part of this Subscription Agreement:

  "Alberta Act" means the Securities Act (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Alberta Securities Commission, all as amended;

  "Applicable Securities Laws: means, in respect of each and every offer or sale of Securities, the securities legislation having application and the rules, policies, notices and orders issued by Regulatory authorities having application;

  "BC Act" means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission, all as amended;

  "Closing" has the meaning given to that term in section 9.1;

  "Closing Date: has the meaning given to that term in section 9.1;

  "Common Share" means a common share of Douglas Lake and "Common Shares" means more than one Common Share;

  "Directed Selling Efforts" has the meaning ascribed to it in Regulation S;

  "Distribution" has the meaning given to that term under Applicable Securities Laws;

  "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

  "Material fact" has the meaning given to that term under Applicable Securities Laws;

  "Offering Memorandum" means and offering memorandum prepared by Douglas Lake in connection with this subscription for Common Shares and all amendments thereto and has the meaning given that term under Applicable Securities Laws;

  "Purchaser" means an individual person that subscribes for and purchases securities under this Subscription Agreement;

  "Purchaser's Securities" means the number of Securities subscribed for by the Purchaser under this Subscription Agreement as specified in paragraph A of Schedule "A" hereto;

  "Regulation S" means Regulation S under the U.S. Securities Act;

  "Security" means Common Shares offered under the Offering Memorandum and "Securities" means more than one Security;

  "Securities and Exchange Commission" or "SEC" means the United States Securities and Exchange Commission;

  "Subscription Agreement" means the subscription agreement (including this subscription agreement) or purchase agreement to be entered into between Purchaser and Douglas Lake in respect of the purchase and sale of Securities and includes all schedules attached to such subscription agreement or purchase agreement, in each case as they may be amended or supplemented from time to time;

  "Time of Closing" has the meaning given to that term in section 9.1;

  "United Sates" means the United States of America;

  "U.S. Person" means a U.S. person as such term is defined in Regulation S, which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person, and is more fully described in paragraph 3.1(g);

  "U.S. Securities Act" means the Securities Act of 1933, as amended , of the United States.

2.     Subscription Procedure

2.1    On or before the Time of Closing the Purchaser shall deliver to a representative of Douglas Lake or by mail or courier to Douglas Lake, 7425 Arbutus Street, Vancouver, B.C., V6P 5T2:

  a personal cheque in favor of "Douglas Lake Minerals Inc." in the amount of US$0.25 for each Common Share subscribed;

  a completed and originally executed copy of this Subscription Agreement (including Schedule "A" hereto), and;

  the duly completed and originally executed Form 45-103F3 Risk Acknowledgement attached as Schedule "C" hereto.

2.2    The Purchaser's Subscription Agreement and Subscription cheque will be held in trust by Douglas Lake until such time as the conditions referred to in this Subscription Agreement required to be completed on or prior to the Time of Closing have been satisfied. Upon satisfaction of these conditions and subject to section 2.3, Douglas Lake will within 90 days of the date of this Subscription, cause to be issued and delivered a definitive certificate representing the Purchaser's Common Shares registered in the name of the purchaser in accordance with the Purchaser's instructions in paragraph C of Schedule "A" hereto. In the event that this offer is not accepted by Douglas Lake, this offer will be returned to the Purchaser at the address included in the aforesaid instructions.

2.3    Douglas Lake will have the right to accept this offer (in whole or in part) at any time at or prior to the Time of Closing. Douglas Lake's acceptance of this offer will be conditional upon, among other things, compliance with all Applicable Securities Laws. Douglas Lake will be deemed to have accepted this offer upon the delivery at the Closing of an accepted copy of this offer.

2.4    The Purchaser will, promptly upon request by the Douglas Lake, provide Douglas Lake with any additional information and execute and deliver to Douglas Lake additional undertakings, questionnaires and other documents as Douglas Lake may request in connection with the issue and sale of the Securities. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or such undertakings questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated under the Douglas Lake Offering Memorandum and under this Subscription Agreement.

3.     Representation, Warranties and Covenants of the Purchaser

3.1    By executing this Subscription Agreement, the Purchaser represent, warrants and covenants to Douglas Lake (and acknowledges that Douglas Lake and its counsel, are relying thereon) that:

  the Purchaser is purchasing the Securities as principal and the purchaser is resident in the jurisdiction specified in paragraph C of Schedule "A" to this Subscription Agreement;

  the Purchaser acknowledges that he has been advised by Douglas Lake that Douglas Lake is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell the securities under the BC Act and Applicable Securities Laws, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided, including statutory rights of rescission or damages, will not be available to the Purchaser;

  if the Purchaser is a resident of Alberta, he must either: (i) be an "eligible investor"; or (ii) acquire Securities with an aggregate cost of not greater than $10,000. An "eligible investor" includes a person or company whose (a) net assets, alone or with a spouse, exceed $400,000; (b) net income before taxes exceeded $75,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year; or (c) net income before taxes combined with that of a spouse exceeded $125,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year;

  the Purchaser acknowledges and agrees that the offer to purchase Securities was not made to the Purchaser when the Purchaser was in the United States and that:

    the Purchaser is not a U.S. Person;

    the Purchaser's Securities are not being acquired directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

      the transfer or assignment of any rights or interest in any of the Purchaser's Securities;

      the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription; or

      the voting of the Purchaser's Securities.

    the Purchaser will not engage in any Directed Selling Efforts in respect of the Purchaser's Securities;

    the Purchaser agrees not the resell the Purchaser's Securities in the United States or to a U.S. Person during the distribution compliance period, which is one year from the Closing Date; and

    the Purchaser acknowledges that there are restrictions on the resale of the Purchaser's Securities and agrees to comply with the securities laws of the United States and the securities laws of the residence of the Purchaser. The Purchaser agrees not to engage in hedging transactions with regard to the Purchaser's Securities prior to the expiration of the one-year distribution compliance period unless in compliance with the said Act;

  the Purchaser acknowledges that Douglas Lake shall refuse to register any transfer of the Purchaser's Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act; provided, however, that if the Purchaser's Securities are in bearer form or foreign law prevents Douglas Lake from refusing to register securities transfers, other reasonable procedures are implemented to prevent any transfer of the Purchaser's Securities not made in accordance with the provisions of Regulation S;

  the Purchaser is not a U.S. person ("U.S. Person") as that term is defined in Regulation S. A "U.S. Person" is defined by Regulation S to be any person who is:

    any natural person resident in the United States;

    any partnership or corporation organized or incorporated under the laws of the United States;

    any estate of which any executor or administrator is a U.S. person;

    any trust of which any trustee is a U.S. person;

    any agency or branch of a foreign entity located in the United States;

    any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

    any partnership or corporation if:

    organized or incorporated under the laws of any foreign jurisdiction; and

    formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors

               [as defined in Section 230.501(a) of the U.S. Securities Act] who are not natural persons, estates or trusts;

  the Purchaser acknowledges that if the Purchaser acquires the Purchaser's Securities and resell them into the United States not in accordance with the provisions of the Regulation S, the Purchaser may be deemed a statutory underwriter under section 2(11) of the U.S. Securities Act;

  the Purchaser is not an underwriter of, or dealer in, the common shares of Douglas Lake, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchaser's Securities;

  no US or Canadian federal or state agency or any other securities commission has made any finding or determination as to the fairness of this investment, or any recommendation or endorsement of the Purchaser's Securities;

  the Purchaser has relied solely upon its own independent investigation in making the decision to purchase the Purchaser's Securities and acknowledges that an investment in the Purchaser's Securities is a speculative investment which involves a high degree of risk;

  the Purchaser has adequate net worth and means of providing for the Purchaser's current needs and personal contingencies to sustain a complete loss of the investment in Douglas Lake at the time of investment, and the Purchaser has no need for liquidity in the investment in the Purchaser's Securities;

  the Purchaser has enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment, or be able to bear the investment's economic risk;

  the Purchaser is acquiring the Purchaser's Securities to be held for investment purposes only and not with a view to immediate resale or distribution and will not resell or otherwise transfer or dispose of the Purchaser's Securities except in accordance with the provisions of applicable;

  the Purchaser represents and warrants to Douglas Lake and acknowledges and agrees that Douglas Lake urges the Purchaser and the Purchaser has had the opportunity to obtain independent legal, accounting, investment and tax advice prior to the execution and delivery of this Agreement and advancement of the subscription proceeds, and in the event that the Purchaser did not avail itself of that opportunity prior to signing this Agreement and advancement of the subscription proceeds, the Purchaser did so voluntarily and without any undue pressure or influence and agrees that any failure to obtain independent legal, accounting, investment or tax advice shall not be used as a defence to the enforcement of the Purchaser's obligations under this Agreement;

  the Purchaser's Securities are not being purchased by the Purchaser as a result of any material information concerning Douglas Lake that has not been publicly disclosed and the Purchaser's decision to tender this offer and purchase the Purchaser's Securities has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase or refund the purchase price of Purchaser's Securities other than in accordance with their terms), that the Common Shares will be listed and posted for trading on a stock exchange or that application has been made for such a listing or as to the future price or value of the Common Shares made by or on behalf of Douglas Lake or any other person and is based entirely upon currently available public information concerning Douglas Lake;

  the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

    the Purchaser is restricted from using certain of the civil remedies available under the Applicable Securities Laws;

    the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the Applicable Securities Laws if the Exemptions were not being used;

    Douglas Lake is relieved from certain obligations that would otherwise apply under the Applicable Securities Laws if the Exemptions were not being used; and

  the Purchaser further acknowledges that no securities commissions or similar regulatory authority has reviewed or passed on the merits of the Securities being offered pursuant to the Douglas Lake Offering Memorandum;

  (g) the offering and sale of the Purchaser's Securities to the Purchaser was not made through an advertisement of the Securities in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, or any other form of advertisement;

  the Purchaser has the legal capacity and competence to execute and deliver this Subscription Agreement and its ancillary documents and to take all actions required pursuant thereto and that upon the execution and delivery of this Subscription Agreement and its ancillary documents, and, if an individual is of full age of majority, and if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Purchaser. This Subscription Agreement and its ancillary documents will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance not the completion of the transactions contemplated hereby conflict with, or will conflict with, or results, or will result in, a breach or violation of any law applicable to the Purchaser , any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound; and

  the Purchaser purchases the Securities as principal and the Purchaser hereby acknowledges that, at the same time or before this Agreement was signed by the Purchaser, Douglas Lake:

      delivered the Douglas Lake Offering Memorandum dated December 7, 2004 to the Purchaser (a copy of which is attached as Schedule "B" hereto); and

      obtained a signed risk acknowledgement form from the Purchaser (a copy of which is attached as Schedule "C" hereto).

3.2    The foregoing representations and warranties are made by the undersigned with the intent that they may be relied upon in determining the undersigned's eligibility to acquire the Securities under Applicable Securities Laws. Unless the Purchaser otherwise has advised Douglas Lake in writing, the representations and warranties of the Purchaser contained in this Subscription Agreement shall be true at the Time of Closing as thought they were made at the Time of Closing and shall survive the completion of the transactions contemplated under this Subscription Agreement for a period on one year from the Closing Date.

4.     Representations and Warranties of Douglas Lake

4.1    Douglas Lake represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties and entering into this Agreement, that:

  Douglas Lake is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated;

  upon their issuance, the shares comprising the securities will be validly issued and outstanding fully paid and non-assessable common shares of Douglas Lake registered in the name of the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the Applicable Securities Laws) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

  Douglas Lake has complied and will comply fully with the requirements of all applicable corporate and securities laws, including, without limitation, the Alberta Act and BC Act in relation to the issue of the Securities and in all matters relating to this subscription;

  Douglas Lake and its Subsidiaries, if any, will hold all licenses and permits that are required for carrying on their proposed business in the manner in which such business is contemplated and Douglas Lake and its Subsidiaries, if any, will have the corporate power and capacity to acquire assets and to carry on the business contemplated by them and they will be duly qualified to carry on business in all jurisdictions in which they contemplate carrying on business;

  all offering memorandums and other disclosure documents of Douglas Lake including, but not limited to, financial statements, contain no untrue statement of material fact as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

  to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting Douglas Lake at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of Douglas Lake's knowledge, there is no basis therefore;

  Douglas Lake has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

  to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of Douglas Lake or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which Douglas Lake is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court of administrative body of any kind whatsoever by which it is bound.

5.     Covenants of Douglas Lake

5.1    Douglas Lake will:

  offer, sell, issue and deliver the Securities pursuant to the Exemptions of the Provinces of British Columbia and Alberta and otherwise fulfill all legal requirement required to be fulfilled by Douglas Lake (including without limitation, compliance with all Applicable Securities Laws) in connection with the Douglas Lake Offering Memorandum;

  from and including the date of the Subscription Agreement through to an including the Time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of Douglas Lake contained in the Subscription Agreement or any certificates or documents delivered by it pursuant thereto remain true and correct in all material respects; and

  from and including the date of this Subscription Agreement through to and including the Time of Closing, not do any such act or thing that would render any representation or warranty of Douglas Lake contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto materially untrue or materially incorrect.

6.     Resale Restrictions

6.1    The Purchaser understands and acknowledges that the Common Shares will be subject to certain resale restrictions under Applicable Securities Laws and the securities laws of the United States and that certificates representing the Common Shares may bear certain legends to that effect.

6.2    The Purchaser hereby consents to the placement of a legend on all certificates representing the Purchaser's Securities in substantially the following form:

"The transfer of these securities is prohibited except (i) in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and preliminary notes), promulgated under the Securities Act of 1933, as amended; (ii) pursuant to registration under the Securities Act of 1933, as amended; or (iii) pursuant to an available exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act of 1933, as amended."

6.3    The Purchaser agrees to resell the Securities only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration in accordance with the provisions of the U.S. Securities Act, and the applicable securities regulations of the residence of the Purchaser, pursuant to registration under the BC Act or Alberta Act, or pursuant to an available exemption from registration.

6.4    The Purchaser acknowledges that since Douglas Lake is not a reporting issuer in British Columbia and Alberta, the applicable hold period may never expire, and if no further statutory exemption may be relied upon and if a discretionary order is not obtained, this could result in the Purchaser having to hold the Purchaser's Securities for an indefinite period of time.

6.5    The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and Douglas Lake is in no way responsible) for complying with such restrictions.

7.     Powers of Attorney

7.1    The Purchaser hereby irrevocable appoints any officer of Douglas Lake to act as its true and lawful attorney-in-fact to represent it at the Closing for the purpose of all closing matters and deliveries of documents and payments of funds and the Purchaser hereby authorizes Douglas Lake to extend the Time of Closing and execute on the Purchaser's behalf instruments in writing to modify, waive, discharge or terminate this Subscription Agreement or any provision hereof as in its absolute discretion Douglas Lake may deem appropriate.

8.     Indemnity

8.1    The Purchaser agrees to indemnify and hold harmless Douglas Lake and its directors, officer, employees, agents, adviser, and shareholders from and against any and all loss liability, claim, damage and expense, whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigation, preparing or defending against any litigation, administrative proceedings or investigations commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to Douglas Lake in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to Douglas Lake in connection herewith.

9.     Closing

9.1    The Purchaser acknowledges and agrees that the closing (the "Closing") of the transactions contemplated hereby will be completed at the offices of Douglas Lake as Douglas Lake may direct, at 11: 00 am (Vancouver, BC time) on December 31, 2004 or at such other time and date as Douglas Lake, at its sole discretion, determines.

10.     General

10.1    For the purposes of this Subscription Agreement, time is of the essence.

10.2    This offer is made for valuable consideration and, subject to applicable laws, once the offer or the Subscription Funds have been accepted, subject to the 2 day right of withdrawal pursuant to the Douglas Lake Offering Memorandum, may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

10.3    Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

10.4    This Subscription Agreement represents the entire agreement of the parties relating to the subject matter and there are no representations, warranties, covenants, or agreements relating to the subject matter hereof except as stated or referred to herein.

10.5    The parties hereto shall execute and deliver all such further documents and instruments and to all such acts and things as may either before or after the execution of the Subscription agreement be reasonably required to carry out the full intent and meaning of the Subscription Agreement.

10.6    This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

10.7    This Subscription Agreement may not be assigned by any party hereto.

10.8    Douglas Lake shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by Douglas Lake of a facsimile copy of the Subscription Agreement shall create a legal, valid and binding agreement between the Purchaser and Douglas Lake in accordance with its terms.

10.9    This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed, or a facsimile copy thereof, shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement on this

_______________ day of ________________________, 2004.

_______________________________________________
Signature of Purchaser

_______________________________________________
Print Name (as it appears on Passport or Driver's License)

ACCEPTANCE:

The above mentioned Subscription Agreement is hereby accepted and agreed to this ____________ day of ___________________________, 2004.

DOUGLAS LAKE MINERALS INC.,
By its Authorized Signatory:

_________________________________________
Signature

SCHEDULE "A" TO THE SUBSCRIPTION AGREEMENT

DATED DECEMBER 7, 2004, OF DOUGLAS LAKE MINERALS INC.

(To be completed by the Purchaser)

A,)    Number of Securities: The total number of Shares of Douglas Lake Minerals Inc. subscribed for under this Subscription Agreement is as follows:

_____________________ Shares

B.)  Amount of Subscription Funds: The total subscription amount for each Share subscribed for under this Subscription Agreement is as follows:

___________________________
(US funds)

C.)  Name and Address of Purchaser: The name and address of the Purchaser is as follows:

Name:    _______________________________________________
               (Print name as appears on Purchaser's Passport of Driver's Lic.)

Street Address:  ____________________________________________

City/Town:        ______________________________

Province:          ________________________

Postal Code:     ___________________

Note: The Common Shares when issued will be registered in the above name and delivered to the above address.
             All correspondence will be sent to the Purchaser at the above address.

D.)  Exemption Relied Upon: The Canadian exemption being relied upon by the Purchaser to purchase the Securities is the B.C. and Alberta Offering Memorandum Exemption

E.)  Telephone Number of Purchaser: home______________________________________

     business____________________________________

F.)      Email Address of Purchaser: ______________________________________________

SCHEDULE B TO THE SUBSCRIPTION AGREEMENT

OFFERING MEMORANDUM

SCHEDULE "C" TO THE SUBSCRIPTION AGREEMENT
DATED DECEMBER 7, 2004, OF DOUGLAS LAKE MINERALS INC.

FORM 45-103F3

Risk Acknowledgement

I acknowledge that this is a risky investment:

  I am investing entirely at my own risk.
  No securities commission has evaluated or endorsed the merits of these securities or the disclosure in the offering memorandum.
  The person selling me these securities is not registered with a securities commission and has do duty to tell me whether this investment is suitable for me.
  I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.
  I could loose all the money I invest.

I am investing $____________________ (US) in total; this includes any amount I am obliged to pay in the future. Douglas Lake Minerals Inc. will pay up to 10% of this amount as a finder's fee.

I acknowledge that this is a risky investment and that I could lose all the money I invest.
__________________________ Date	___________________________ Signature of Purchaser

___________________________ Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

You have 2 business days to cancel your purchase: To do so send a notice to Douglas Lake Minerals Inc. stating that you want to cancel your purchase. You must send the notice before midnight of the 2nd business day after you sign the agreement to purchase the Securities. You can send the notice by fax or deliver it in person to Douglas Lake Minerals Inc. at its business address. Keep a copy of the notice for your records.
Issuer Name and Address:	Douglas Lake Minerals Inc. 7425 Arbutus Street Vancouver, B.C., V6P 5T2 Phone: 604-771-3050

(over)

You are buying Exempt Market Securities.

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

  the issuer does not have to give you a prospectus ( a document that describes the investment in detail and gives you some legal protections), and;
  the securities do not have to be sold by an investment dealer registered with a securities commission.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You will receive an offering memorandum.

Read the offering memorandum carefully because it has important information about the issuer and its securities. Keep the offering memorandum because you have rights based on it. Talk to a lawyer for details about these rights.

You will not receive advice.

You will not get professional advice about whether the investment is suitable for you, but you can still seek that advice from an advisor or investment dealer registered with a registered securities commission. Contact the Investment Dealers Association of Canada (website at www.ida.ca) for a list of registered investment dealers in your area.

The securities you are buying are not listed.

The securities you are buying are not listed on any stock exchange, and they may never be listed. You may never be able to sell these securities.

The issuer of your securities is a non-reporting issuer.

a non-reporting issuer does not have to publish financial information or notify the public of any changes in its business. You will not receive ongoing information about this issuer.

For more information on the exempt market, call your local securities commission. If you live in British Columbia, contact the British Columbia Securities Commission at 604/899-6500 or 1-800-373-6393, or visit its website at www.bcsc.bc.ca. If you live in Alberta, contact the Alberta Securities Commission in Calgary at 403/297-6454 and in Edmonton at 780/427-5201, or visit its website at www.albertasecurities.com.